Exhibit 32.1

Certification of Chief Executive Officer Pursuant To

18 U.S.C. Section 1350

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Hospira, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, F. Michael Ball, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. MICHAEL BALL
F. Michael Ball
Chief Executive Officer
May 1, 2012